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                                                                   EXHIBIT 10.48

                  FIFTH SUPPLEMENT TO NOTE PURCHASE AGREEMENTS

     This FIFTH SUPPLEMENT TO NOTE PURCHASE AGREEMENTS (the "FIFTH SUPPLEMENTAL AGREEMENT") is made and dated as of January 22, 2001, by and among Converse, Inc. (the "COMPANY"), and US Bancorp Libra, a division of Bancorp Investments, Inc. ("LIBRA"), Foothill Partners III, L.P. ("FOOTHILL"), DDJ Canadian High Yield Fund ("DDJ CANADIAN"), and B III Capital Partners, L.P. ("DDJ CAPITAL") (Libra, Foothill, DDJ Canadian, and DDJ Capital collectively the "PURCHASERS" or individually a "PURCHASER").

                                   WITNESSETH:

     WHEREAS, the Company and the Purchasers are parties to several substantially identical Note Purchase Agreement, dated as of September 16, 1998 (collectively the "NOTE PURCHASE AGREEMENTS" or individually a "NOTE PURCHASE AGREEMENT"), pursuant to which the Company issued and sold its 15% senior secured notes, in two series, in the aggregate principal amount of $28,642,687, as more fully set forth herein (the "SECURED NOTES"); and

     WHEREAS, the Note Purchase Agreements were supplemented in a Supplement to Note Purchase Agreements dated as of November 15, 1999 (the "SUPPLEMENTAL AGREEMENT"), pursuant to which the parties (i) acknowledged the consent of the Purchasers to the sale of certain Proprietary Rights by the Company, (ii) waived certain provisions under the Note Purchase Agreements, and (iii) amended certain provisions of the Note Purchase Agreements, as more fully set forth therein;

     WHEREAS, the Note Purchase Agreements were further supplemented in a Second Supplement to Note Purchase Agreements dated as of May 16, 2000 (the "SECOND SUPPLEMENTAL AGREEMENT"), pursuant to which the Purchasers waived certain provisions under the Supplemented Note Purchase Agreements and the parties amended and confirmed certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth therein;

     WHEREAS, the Note Purchase Agreements were further supplemented in a Third Supplement to Note Purchase Agreements dated as of June 30, 2000 (the "THIRD SUPPLEMENTAL AGREEMENT") pursuant to which the Purchasers agreed to forbear from exercising their rights and remedies after an Event of Default through the Forbearance Termination Date and the parties amended and confirmed certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth therein; and

     WHEREAS, the Note Purchase Agreements were further supplemented in a Fourth Supplement to Note Purchase Agreements dated as of October 26, 2000 (the "FOURTH SUPPLEMENTAL AGREEMENT") pursuant to which the Purchasers agreed to forbear from exercising their rights and remedies through the Forbearance Termination Date and the parties amended and confirmed certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth therein; and
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     WHEREAS, on January 22, 2001, the Company filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, Case No. 01-00223; and

     WHEREAS, on January 22, 2001, the Company entered into a Post Petition Credit Agreement, by and among the Company, the lenders from time to time party thereto and Bankers Trust Company, as agent (the "DIP Agreement"); and

     WHEREAS, the Purchasers have consented to the entry of an interim order on January 22, 2001, authorizing and approving, inter alia, the Post Petition Credit Agreement (the "DIP Order"), in connection with which the Company has agreed to supplement further the Note Purchase Agreements, as supplemented by the Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement and the Fourth Supplemental Agreement (collectively the "SUPPLEMENTED NOTE PURCHASE AGREEMENTS" or individually a "SUPPLEMENTED NOTE PURCHASE AGREEMENT") in order to confirm the Company's obligations under the Supplemented Note Purchase Agreements and in order to amend and confirm certain provisions of the Supplemented Note Purchase Agreements, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and on and subject to the terms and conditions hereof, the parties agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to them in the Supplemented Note Purchase Agreements.

     SECTION 2. CERTIFICATIONS OF PURCHASERS. The Purchasers severally represent and warrant as follows:

               (a) Libra. Libra is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $4,142,931 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Libra is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchaser Agreement as set forth herein.

               (b) Foothill. Foothill is (i) the purchasers and remainder the holder of that Series A Secured Note in the principal amount of $10,357,328 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity Foothill is authorized to extend consents, waivers, and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

               (c) DDJ Canadian. DDJ Canadian is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount

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     of $4,045,408 and that Series B Secured Note in the aggregate principal amount of $1,478,400 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchase Agreement, and in such capacity DDJ Canadian is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreement as set forth herein.

               (d) DDJ Capital. DDJ Capital is (i) the purchaser and remains the holder of that Series A Secured Note in the principal amount of $6,311,920 and that Series B Secured Note in the aggregate principal amount of $2,306,700 and (ii) the party in interest as "Purchaser" under the related Supplemented Note Purchaser Agreement, and in such capacity DDJ Capital is authorized to extend consents, waivers and amendments with respect to its Supplemented Note Purchase Agreements as set forth herein.

     SECTION 3. ACKNOWLEDGMENT OF COMPANY. The Company acknowledges that (a) on the date of this Fifth Supplemental Agreement, the principal amount outstanding under the Secured Notes, together with accrued but unpaid interest, is due and payable, and (b) from and after the date of this Fifth Supplemental Agreement, interest shall accrue on the unpaid principal amount of the Secured Notes at the rate of 18% per annum, and such interest shall be payable as follows: (i) interest accruing at the rate of 15% per annum shall be paid by the Company in arrears, monthly, on the last day of each calendar month and at the time of the final payment of the principal balance outstanding under the Secured Notes, in accordance with the terms and conditions of the DIP Order, and
(ii) interest accruing at the rate of 3% per annum shall be paid by the Company at the time of final payment of the principal balance outstanding under the Secured Notes.

     SECTION 4. ACKNOWLEDGMENT OF THE PURCHASERS. The Purchasers hereby acknowledge that each of them (i) has consented to, and reaffirms approval of, the Company entering into the DIP Agreement and (ii) has consented to, and reaffirms approval of, the entry of the DIP Order by the Bankruptcy Court.

     SECTION 5. TRANSACTION PAYMENTS; IN CASH AND IN KIND. The Company agrees to pay the Purchasers, as transaction fees, the following in cash or in kind payments:

          (a) The Purchasers shall receive from the Company, as a payment in kind, in lieu of cash, to accrue to the Purchasers as the holders of the Secured Notes on a pro rata basis, on the date of this Fifth Supplemental Agreement, a sum equal to 3% of the principal amount outstanding under the Secured Notes, which payment in kind shall be made by increasing the principal amount outstanding under the Secured Notes by such sum on a pro rata basis on such date; and

          (b) The Purchasers shall receive from the Company, as a payment or payments in cash, to be distributed to the Purchasers as the holders of the Secured Notes on a pro rata basis, (i) on February 28, 2001, a sum equal to .5% of the aggregate principal

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          amount outstanding under the Secured Notes on February 28, 2001 if the
          Fixed Asset Reserve (as defined in the Post-Petition Credit Agreement) on such date shall not equal or exceed $8,895,000 and (ii) on April
          15, 2001, a sum equal to .5% of the aggregate principal amount outstanding under the Secured Notes on April 15, 2001 if the Fixed Asset Reserve on such date shall not equal or exceed $8,895,000.

     SECTION 6. CONDITIONS. The effectiveness of this Fifth Supplemental Agreement is expressly conditioned upon the effectiveness of the DIP Order, and the acknowledgments and agreements of the Company in this Fifth Supplemental Agreement are expressly subject to the terms and conditions of the DIP Order, including without limitation those terms and conditions relating to the termination of cash payments and cost and expense reimbursements as set forth in the last sentence of Section 9 of the DIP Order.

     SECTION 7. EXPENSES. The Company agrees to pay Purchasers (i) any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements of counsel and financial advisors to the Purchasers) incurred as a result of the negotiation and documentation of this Fifth Supplemental Agreement and (ii) from time to time any and all reasonable out-of-pocket costs or expenses (including reasonable fees and disbursements of counsel and financial advisors to the Purchasers) incurred in connection with the enforcement and protection of the rights of the Purchasers in the Company's chapter 11 case.

     SECTION 8. OBLIGATIONS IN FULL FORCE AND EFFECT. Except as herein amended and modified, the Note Purchase Agreements, as supplemented, and the Ancillary Documents shall remain in full force and effect.

     SECTION 9. COUNTERPARTS. This Fifth Supplemental Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties have executed this Fifth Supplemental Agreement as of the date and year first written above.

                                    CONVERSE, INC.

                                    By: /s/ James E. Lawlor
                                       -----------------------------------
                                       Name: James E. Lawlor
                                       Title: Senior Vice President and CFO

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                                    FOOTHILL PARTNERS III, L.P.

                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

                                    US BANCORP LIBRA, a division of BANCORP
                                    INVESTMENTS, INC.

                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

                                    DDJ CANADIAN HIGH YIELD FUND
                                    By:  DDJ Capital Management, LLC, its
                                         attorney-in-fact

                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

                                    B III CAPITAL PARTNERS, L.P.
                                    By:  DDJ Capital III, LLC, its General
                                       Partner
                                       By: DDJ Capital Management, LLC, Manager

                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------

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